UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2009
Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 603-7200
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 — Other Events
Item 9.01 — Exhibits
SIGNATURES
EX-99.1

Section 5 — Corporate Governance and Management
Item 5.02(e) — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 30, 2009, at the Annual Meeting of Stockholders of Life Technologies Corporation (the “Company”), the stockholders of the Company approved, among other proposals, the following:
     1) a proposal to amend the Invitrogen Corporation (“Invitrogen”)1998 Employee Stock Purchase Plan (the “1998 Plan”), in which legacy employees of Invitrogen or legacy employees of any parent or subsidiary corporation of Invitrogen are eligible to participate, to reserve an additional 4,000,000 shares for issuance under the 1998 Plan and to make certain other ministerial changes;
     2) a proposal to adopt the Life Technologies Corporation 1999 Employee Stock Purchase Plan (the “1999 Plan”), formerly known as the Applera Corporation 1999 Employee Stock Purchase Plan, in which legacy employees of Applied Biosystems, Inc. or legacy employees of any parent or subsidiary corporation of Applied Biosystems, Inc. are eligible to participate and under which approximately 814,242 shares remained available for issuance as of March 1, 2009; and
     3) a proposal to adopt the Company’s 2009 Equity Incentive Plan (the “2009 Plan”), which will become the Company’s only plan for providing equity based incentive compensation to its eligible employees and non-employee directors and under which 11,000,000 shares will be authorized and available for issuance.
     Subject to the terms and conditions of the 1998 Plan and 1999 Plan, named executive officers may participate in the plans on the same terms as other employees.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1998 Plan, which was filed as Appendix A of the Registrant’s Proxy Statement for the 2009 Annual Meeting of Stockholders on Form DEF14A (SEC File No. 000-25317), as filed on March 20, 2009; the 1999 Plan, which was filed as Appendix B of the Registrant’s Proxy Statement for the 2009 Annual Meeting of Stockholders on Form DEF14A (SEC File No. 000-25317), as filed on March 20, 2009; and the 2009 Plan, which was filed as Appendix C of the Registrant’s Proxy Statement for the 2009 Annual Meeting of Stockholders on Form DEF14A (SEC File No. 000-25317), as filed on March 20, 2009.
Section 8 — Other Events
Item 8.01 — Other Events
     On April 30, 2009, the Compensation and Organizational Development Committee of the Board of Directors of the Company approved the adoption of a standard form change-in-control agreement (the “Form Change-in-Control Agreement”) for certain new executives of the Company. As previously reported in the Company’s Current Report on Form 8-K, filed on April 16, 2009, after discussions with a proxy advisory firm, the Company has committed not to enter into any new change-in-control agreements containing excise tax gross up payment provisions.

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     The foregoing description is qualified in its entirety by reference to the Form Change-in-Control Agreement, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Exhibits
(d) Exhibits
Exhibit 99.1 — Form Change-in-Control Agreement.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John A. Cottingham
Chief Legal Officer and Secretary

Date: May 6, 2009

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